UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Loan Refinancing

As previously disclosed, Procaccianti Hotel REIT, Inc. (the “Company”), through PHR TCI, LLC, a Delaware limited company and wholly-owned subsidiary of the Company (“PHR TCI”), acquired the Hotel Indigo Traverse City located in Traverse City, MI (the “Traverse City Hotel”) on August 15, 2018, for a contract purchase price of $26,050,000. The Company financed the Traverse City Hotel acquisition through an unsecured loan made to the Company by Procaccianti Companies, Inc., equity raised in its offerings and mortgage debt of $17,836,000.

On June 6, 2024, PHR TCI, as borrower, and Berkshire Bank, as the lender, entered into a Commercial Real Estate Mortgage Loan Agreement (the “Refinancing Loan”). In connection with the Refinancing Loan, the Company borrowed $15,600,000 and issued promissory notes (the “Refinancing Note”) to Berkshire Bank in the same amount. The loan proceeds were primarily used refinance the existing debt on the Traverse City Hotel and to pay for closing costs and such other costs reasonably approved by Berkshire Bank prior to closing.

The Refinancing Note bears interest rate at a fixed per annum rate equal to two and one half percent (2.50%) in excess of the yield on United States Treasury Securities adjusted to a constant maturity of three (3) years as made available by the Federal Reserve Board as of the date. Interest only on so much as is advanced and outstanding shall be payable monthly for a period of three (3) years commencing on June 6, 2024 and continuing on the first day of each month thereafter (each such date, a “Payment Date”) for the subsequent thirty-five (35) months (the “Interest Only Period”). After the Interest Only Period, principal will be amortized over a three hundred (300) month amortization schedule at a fixed per annum rate of interest equal to two and one half percent (2.50%) in excess of the yield on United States Treasury Securities adjusted to a constant maturity of one (1) year as made available by the Federal Reserve Board with consecutive monthly payments of fixed principal plus interest in accordance with said schedule commencing on the thirty-seventh (37th) Payment Date and continuing on the first day of each month thereafter until paid in full. The above notwithstanding, all principal and accrued interest thereon is due and payable in full five (5) years from the date of the Refinancing Note (the “Maturity Date”). Interest on the Refinancing Note will be calculated on the basis of the actual number of days elapsed over a year of 360 days.

The Refinancing Note provides for a late charge of five (5.0%) percent of the principal and interest portion of any regular monthly payment received more than ten (10) days after the due date of said payment (but excluding, in all cases, any payment or amounts due at the Maturity Date or acceleration of the Refinancing Note). Subject to exceptions described in the Refinancing Loan, PHR TCI shall have the right, upon five (5) days’ prior written notice to Berkshire Bank, to prepay the outstanding principal balance of the Refinancing Note, whether in whole or in part, together with all accrued interest and delinquency charges and any other amounts which may then be due hereunder or under any of the loan documents; provided, however, that in connection with each prepayment tendered by PHR TCI during the term of the Refinancing Note, PHR TCI shall simultaneously pay to Berkshire Bank a prepayment penalty in an amount calculated as follows: (i) if the prepayment occurs during the first (1st) year of the term of the Refinancing Note, two percent (2.00%) of the principal amount prepaid, and (ii) if the prepayment occurs during the second (2nd) year of the term of the Refinancing Note, one percent (1.00%) of the principal amount prepaid. Should PHR TCI prepay any portion of the loan proceeds after the second (2nd) year of the term of the Refinancing Note, no prepayment fee of any kind shall be due and owing.

The Refinancing Loan is secured by a first priority mortgage and security agreement on the Traverse City Hotel and all assets of PHR TCI related to the Traverse City Hotel, an assignment of all leases, rents and revenues derived from the Traverse City Hotel, a first priority collateral assignment and security agreement in all licenses and permits of PHR TCI related to the Traverse City Hotel, a compliance and indemnification agreement with respect to environmental matters concerning the Traverse City Hotel given by PHR TCI and the Company in favor of Berkshire Bank, and a subordination of management agreement from PHR TCI OPCO SUB, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, and PHR Traverse City Hotel Manager, LLC, a Michigan limited liability company and manager of the Traverse City Hotel, subordinating the existing hotel management agreement to Berkshire Bank. The Refinancing Loan is also guaranteed by the Company (the “Refinancing Corporate Guaranty”).

The Refinancing Loan and the Refinancing Note contain customary financial and other covenants and events of default for loans of their type.

The foregoing summary of the Refinancing Loan, the Refinancing Note and the Refinancing Corporate Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Commercial Real Estate Mortgage Loan Agreement, by and between PHR TCI, LLC, and Berkshire Bank, dated June 6, 2024.
10.2	Promissory Note, by and between PHR TCI, LLC, and Berkshire Bank, dated June 6, 2024.
10.3	Limited Guaranty, by and between Procaccianti Hotel REIT, Inc. and Berkshire Bank, dated as of June 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: June 10, 2024	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer